News Release

AMIS Holdings, Inc. and ON Semiconductor Co. Proposed Merger

Registration Statement Declared Effective

AMIS Holdings, Inc. Special Meeting of Stockholders to be Held March, 12, 2008

POCATELLO, Idaho, February 11, 2008—AMIS Holdings, Inc. (NASDAQ: AMIS), and ON Semiconductor Corporation (NASDAQ: ONNN) today announced that the Securities and Exchange Commission has declared effective the Registration Statement on Form S-4 relating to the proposed merger between AMIS Holdings (“AMI”) and ON Semiconductor (“ON”) as of February 8, 2008. As previously announced, AMI and ON have entered into a definitive merger agreement under which ON would acquire AMI in a stock-for-stock merger. Under the terms of the agreement, each outstanding share of AMI common stock would be exchanged for 1.15 shares of ON common stock.

AMI stockholders of record as of the close of business on February 8, 2008 will be mailed the definitive proxy statement/prospectus in connection with the proposed merger with ON and will be entitled to vote at the special meeting of AMI stockholders. The special meeting of AMI stockholders to consider and vote upon the proposed merger with ON has been scheduled for March 12, 2008 at 9:30 a.m., local time, at the Grand America Hotel, 555 South Main Street, Salt Lake City, UT. The transaction is expected to close as soon as practicable under the terms and conditions of the merger agreement, which include, among other things, a requirement that each of AMI’s and ON’s stockholders approve the merger.

AMI stockholders are encouraged to read the definitive joint proxy statement/prospectus in its entirety as it provides, among other things, a detailed discussion of the process that led to the proposed merger and the reasons behind the AMI Board of Directors’ unanimous recommendation that AMI stockholders vote FOR the adoption of the merger agreement.

As previously announced on January 31, 2008, the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 has expired with respect to, and the German Federal Cartel Office provided clearance for, the proposed merger.

About AMI Semiconductor

AMI Semiconductor (AMIS) is a leader in the design and manufacture of silicon solutions for the real world. As a widely recognized innovator in state-of-the-art mixed-signal and digital products, AMIS is committed to providing customers with the optimal value, quickest time-to-market semiconductor solutions. Offering unparalleled manufacturing flexibility and dedication to customer service, AMI Semiconductor operates globally with headquarters in Pocatello, Idaho, European corporate offices in Oudenaarde, Belgium, and a network of sales and design centers located in the key markets of North America, Europe and the Asia Pacific region.

About ON Semiconductor

www.amis.com

With its global logistics network and strong portfolio of power semiconductor devices, ON Semiconductor (NASDAQ: ONNN—News) is a preferred supplier of power solutions to engineers, purchasing professionals, distributors and contract manufacturers in the power supply, computer, consumer, portable/wireless, automotive and industrial markets. For more information, please visit ON Semiconductor’s website at http://www.onsemi.com.

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements related to the benefits of the proposed transaction between ON Semiconductor Corporation (“ON”) and AMIS Holdings, Inc. (“AMI”) and the future financial performance of ON. These forward-looking statements are based on information available to ON and AMI as of the date of this release and current expectations, forecasts and assumptions and involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks and uncertainties include a variety of factors, some of which are beyond ON’s or AMI’s control. In particular, such risks and uncertainties include difficulties encountered in integrating merged businesses; the risk that the transaction does not close, including the risk that the requisite stockholder and regulatory approvals may not be obtained; the variable demand and the aggressive pricing environment for semiconductor products; dependence on each company’s ability to successfully manufacture in increasing volumes on a cost-effective basis and with acceptable quality its current products; the adverse impact of competitive product announcements; revenues and operating performance, changes in overall economic conditions, the cyclical nature of the semiconductor industry, changes in demand for our products, changes in inventories at customers and distributors, technological and product development risks, availability of raw materials, competitors’ actions, pricing and gross margin pressures, loss of key customers, order cancellations or reduced bookings, changes in manufacturing yields, control of costs and expenses, significant litigation, risks associated with acquisitions and dispositions, risks associated with leverage and restrictive covenants in debt agreements, risks associated with international operations, the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally, risks and costs associated with increased and new regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002), and risks involving environmental or other governmental regulation. Information concerning additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in ON’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2007, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other of ON’s SEC filings, and AMI’s Annual Report on Form 10-K as filed with the SEC on February 28, 2007, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other of AMI’s SEC filings. These forward-looking statements should not be relied upon as representing ON’s or AMI’s views as of any subsequent date and neither undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

Additional Information About the Merger and Where to Find It

This communication is being made in respect of the proposed transaction involving ON and AMI. In connection with the proposed transaction, ON has filed with the SEC a Registration Statement on Form S-4 (File No. 333-148630), as amended, containing a joint proxy statement/prospectus and each of ON and AMI have filed with the SEC other documents regarding the proposed transaction. The joint proxy statement/prospectus will be mailed to stockholders of ON and AMI on or about February 11, 2008.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by ON and AMI through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC from ON by directing a request to ON Semiconductor Corporation, 5005 East McDowell Road, Phoenix, AZ, 85008, Attention: Investor Relations (telephone: (602) 244-3437) or going to ON’s corporate website at www.onsemi.com, or from AMI by directing a request to AMI Holdings, Inc., 2300 Buckskin Road Pocatello, ID, 83201, Attention: Investor Relations (telephone: 208-233-4690) or going to AMI’s corporate website at www.AMIS.com. AMI Semiconductor stockholders needing assistance with voting may also contact AMI Semiconductor’s proxy solicitation firm, The Altman Group, at (866) 406-2289. ON’s stockholders needing assistance with voting may contact ON’s proxy advisor, MacKenzie Partners, Inc. at (800) 322-2885

ON and AMIS, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding ON’s directors and executive officers is contained in its annual proxy statement filed with the SEC on April 11, 2007. Information regarding AMI’s directors and executive officers is contained in AMI’s annual proxy statement filed with the SEC on May 24, 2007. Additional information regarding the interests of such potential participants is included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC (when available).

ON Semiconductor and the ON Semiconductor logo are registered trademarks of Semiconductor Components Industries, LLC. All other brand and product names appearing in this document are registered trademarks or trademarks of their respective holders. Although the company references its website in this news release, information on the website is not to be incorporated herein.

Investor Relations Contact:	Media Relations Contact:

Ken Rizvi	Anne Spitza
ON Semiconductor	ON Semiconductor
Corporate Development & Investor Relations	Media Relations
(602) 244-3437	(602) 244-6398
ken.rizvi@onsemi.com	anne.spitza@onsemi.com

Wade Olsen	Tamera Drake
AMI Semiconductor	AMI Semiconductor
Investor Relations	Media Relations
(208) 234-6045	(208) 234-6890
wade_olsen@amis.com	tamera_drake@amis.com